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                                                                    EXHIBIT 99.1



                           AGREEMENT MADE PURSUANT TO
                                  RULE 13d-1(k)


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                             JOINT FILING AGREEMENT

      The parties hereto agree that pursuant to Rule 13d-1(k) of Regulation 13D-G promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the Schedule 13D/A (Amendment No.
3) of which this Agreement is made an exhibit is filed on behalf of them in the capacity set forth below. The parties hereto agree that, once this Schedule 13D/A (Amendment No. 3) is fully executed by all parties, Patrick A. Rivelli shall be authorized to file this Schedule 13D/A (Amendment No. 3) on behalf of all such parties and shall be designated as the person authorized to receive notices and communications with respect to the Schedule 13D and any amendments thereto.

Date: November 7, 2001     /s/ Patrick A. Rivelli
                           ----------------------------------------------------
                           Patrick A. Rivelli


Date: November 7, 2001     SUNWESTERN INVESTMENT FUND III
                           LIMITED PARTNERSHIP
                           By: Sunwestern Associates III Limited Partnership,
                                 its General Partner

                             By:       /s/ Patrick A. Rivelli
                                       ----------------------------------------
                                       Patrick A. Rivelli, General Partner


Date: November 7, 2001     SUNWESTERN CAYMAN (1988) PARTNERS
                           By: Sunwestern Managers, Inc., Attorney-in-Fact

                             By:       /s/ Patrick A. Rivelli
                                       ----------------------------------------
                                       Patrick A. Rivelli, President


Date: November 7, 2001     MAPLELEAF CAPITAL, LTD.

                           By:         /s/ Patrick A. Rivelli
                                       ----------------------------------------
                                       Patrick A. Rivelli, General Partner


Date: November 7, 2001     /s/ Robert M. Bennett
                           ----------------------------------------------------
                           Robert M. Bennett


Date: November 7, 2001     SATANA CORPORATION

                           By:         /s/ Robert M. Bennett
                                       ----------------------------------------
                                       Robert M. Bennett, President